UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2002
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                      Matrix Energy Services Corporation
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        (Exact name of small business issuer as specified in its charter)


Nevada                         000-09419                       84-0811647
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(State or other jurisdiction   (Commission File             (I.R.S.Employer
of incorporation)               Number)                     Identification No.)

5416 Burchman Ave., Fort Wort, TX                              76107
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(Address of principal executive offices)                       (Zip Code)



(Registrant's telephone number, including area code: (817) 377-4464




                             Power Exploration, Inc.
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(Former name, former address and former fiscal year, if changed since last report)




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Item 5. Other Information.

On May 27, 2002, the Board of Directors and the Corporation's stockholders voted to change the Corporation's name to Matrix Energy Services Corporation. The name change because effective on May 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: June 10, 2002
                                        Power Exploration, Inc.


                                        /s/ Edward A. Levy
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                                        Edward A. Levy, Chief Executive Officer